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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): August 14, 2002


                                  AVAYA INC.
            (Exact name of registrant as specified in its charter)


         Delaware                      1-15951            22-3713430
  (State or other jurisdiction      (Commission         (IRS Employer
     of incorporation)               File Number)     Identification No.)


            211 Mount Airy Road
            Basking Ridge, NJ                                  07920
      (Address of principal executive offices)               (Zip Code)

      Registrant's telephone number, including area code: (908) 953-6000




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ITEM 7(c). EXHIBITS

99.1  Certification of Donald K. Peterson pursuant to SEC Order No. 4-460.

99.2  Certification of Garry K. McGuire pursuant to SEC Order No. 4-460.


ITEM 9. REGULATION FD DISCLOSURE

      On August 14, 2002, in accordance with SEC Order No. 4-460 and pursuant to
Section 21(a)(1) of the Securities Exchange Act of 1934, sworn statements were filed with the Securities and Exchange Commission by the principal executive officer and the principal financial officer of Avaya Inc. Copies of each written statement are furnished as Exhibits 99.1 and 99.2 to this report.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AVAYA INC.



Date: August 14, 2002               By:      /s/ Pamela F. Craven
                                        --------------------------------------
                                          Name: Pamela F. Craven
                                          Title: Senior Vice President, General
                                                      Counsel and Secretary

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                                  EXHIBIT INDEX

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EXHIBIT NUMBER           DESCRIPTION
--------------           -----------

99.1                     Certification of Donald K. Peterson pursuant to SEC
                         Order No. 4-460.

99.2                     Certification of Garry K. McGuire pursuant to SEC
                         Order No. 4-460.

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